CONSULTING AGREEMENT
THIS CONSULTING AGREEMENT (this “Agreement”) is made and shall be effective as of the 15th day of November, 2018, by and between Axalta Coating Systems Ltd. (“Axalta”) and Michael F. Finn (“Consultant”).

WHEREAS, Consultant has provided his resignation as Axalta’s Senior Vice President, General Counsel and Corporate/Government Affairs and Corporate Secretary, effective as of December 2, 2018 (the “Resignation Date”); and

WHEREAS, Axalta desires that following his resignation Consultant furnish his professional experience and talents to Axalta as an independent contractor, and Consultant is willing to enter into this Agreement, on the terms and conditions set forth below. In consideration of the foregoing, and the mutual promises, covenants and agreements set forth herein, Axalta and Consultant, intending to be legally bound, hereby agree as follows:

1.
Consultant. Axalta agrees to retain Consultant as an independent contractor in connection with the conduct of its business, and Consultant accepts such position, on the terms and conditions provided herein.

2.	Term. The term of this Agreement (the “Term”) begins on the Resignation Date and, unless earlier terminated, ends on May 31, 2019 (the “Expiration Date”).

1.
Performance. Consultant covenants and agrees to provide professional consulting services to Axalta at such times and places as the parties, acting reasonably, mutually agree to, such services to include all of the services, and limitations thereon, described on Exhibit A hereto (“Services”). In connection with providing the Services, Consultant shall be allowed to retain his Axalta-provided computer and telecommunications equipment, access to Axalta’s corporate headquarters, access to Axalta e-mail and data, and access to Axalta professional administrative services, each as reasonably necessary for him to effectively fulfill his obligations under this Agreement.

2.	Fees.

(a)    As consideration of the Services to be provided by Consultant hereunder, and for assigning the rights described in Section 9 below to Axalta, so long as Consultant is providing the Services, Axalta shall pay Consultant the fees set forth on Exhibit A, the payment of which (in addition to any reimbursable expenses and additional benefits, each as provided below) shall constitute the full and complete compensation for Consultant’s performance of the Services, including compensation for all services, fees, labor, fringe benefits, insurance, profit, overhead and taxes (except sales and use taxes, if any).

(b)    Provided that Consultant has complied with Axalta’s expense reimbursement guidelines (as communicated by Axalta to Consultant from time to time), Axalta will reimburse Consultant at cost for reasonable expenses, including travel expenses, Consultant incurs in connection with the Services. Any reimbursements that constitute deferred compensation for purposes of Section 409A of the Internal Revenue Code shall be provided in a manner that complies with Treasury Regulation Section 1.409A-3(i)(1)(iv). Accordingly, (i) such reimbursements will be made not later than the last day of the calendar year after the calendar year in which the expenses were incurred, (ii) any right to such reimbursements will not be subject to liquidation or exchange for another benefit, and (iii) the amount of the expenses eligible for reimbursement during any taxable year will not affect the amount of expenses eligible for reimbursement, or the in-kind benefits provided, in any other taxable year.

3.	Equity Awards. As additional consideration of the Services to be provided by Consultant hereunder:

(a)    Consultant’s Axalta stock options, restricted stock, restricted stock units and/or performance share awards that are scheduled to vest during the Term shall vest in accordance with the terms of the applicable award agreements and equity plan so long as Consultant continues to provide services to Axalta during the Term. Consultant agrees that, notwithstanding anything set forth in any equity award agreements, all of Consultant’s Axalta stock options, restricted stock, restricted stock units and/or performance share awards that are scheduled to vest after the Expiration Date shall be forfeited immediately upon the Resignation Date.

Sensitivity: Business Internal

(b)    All of Consultant’s Axalta stock options that are vested and unexercised as of the Expiration Date shall remain exercisable until the earlier of (1) the eighteen-month anniversary of the Expiration Date, and (2) the date the stock option would have expired had Consultant’s employment not terminated.

4.
Annual Bonus. Axalta shall pay to Consultant a pro-rated annual bonus equal to 337/365 (92.33%) of the 2018 annual bonus that Consultant would have earned had Consultant’s employment not terminated, based on Axalta’s actual performance for the full year and Consultant’s individual performance through the Resignation Date which individual performance shall be determined by Axalta’s Chief Executive Officer, and paid at the same time the 2018 annual bonuses are paid to Axalta’s executives.

5.
Duties. Consultant hereby covenants and agrees that his duties and responsibilities will include (i) the Services set forth on Exhibit A, (ii) at all times representing Axalta in a professional manner and in accordance with the terms of this Agreement, and (iii) at all times complying with any and all applicable laws and regulations, as well as any local Axalta facility security, access and other policies and procedures.

6.
Confidentiality. Each party shall maintain in confidence any confidential information disclosed by the other party, including any trade secrets, proprietary information, and the terms and conditions of this Agreement (collectively, “Confidential Information”), and each party shall treat the other’s Confidential Information as if it were its own confidential information. In addition, neither party shall provide the Confidential Information disclosed hereunder to any third party nor use such Confidential Information for any purpose other than to conduct business as contemplated hereunder. This Section 8 shall survive any expiration or termination of this Agreement.

7.
Proprietary Rights. In addition, all work, work in progress, finished or unfinished work, data, property, inventions, improvements, designs, trade secrets or any other tangible or intangible results prepared, produced, arising from, relating to, or developed in connection with the Services rendered by Consultant to Axalta, or involving the use of Axalta’s time, materials or facilities (collectively, “Works”) shall be deemed to be “works made for hire” within the meaning of U.S. Copyright Act of 1976, as amended, and shall be the sole and exclusive property of Axalta and shall be Axalta’s Confidential Information. Consultant agrees to execute any documents as may be requested by Axalta, in a form satisfactory to Axalta, evidencing, vesting and protecting Axalta’s sole title and right of ownership in the Works. The covenants contained in this Section 9 shall run in favor of Axalta, its successors, assigns, subsidiaries and affiliates, and shall survive the expiration or earlier termination of this Agreement.

8.
Notices. The parties agree that all notices under this Agreement will be in writing and will be either delivered personally to a party, transmitted by facsimile transmission or sent by registered mail or reputable courier to, with respect to Consultant, the address set forth below the signature lines below, and with respect to Axalta, to the its principal place of business, or such other addresses as may be furnished by either party to the other from time to time.

9.
Termination. This Agreement may be terminated by Axalta immediately for cause in the event of (i) any material breach of this Agreement by Consultant, which is not cured, if curable, by Consultant within thirty (30) days of written notice of such breach, or (ii) the gross negligence or willful misconduct by Consultant which causes material injury to the reputation of Axalta or material financial harm to Axalta or its affiliates. This Agreement may be terminated by Consultant at any time upon reasonable written notice to Axalta. In the event Axalta terminates this Agreement for cause or Consultant terminates this Agreement, Consultant shall only be entitled to receive any fees earned hereunder as of the effective date of such termination.

10.
Indemnification. Axalta shall indemnify, defend and hold harmless Consultant, from and against all claims and losses, to the extent such claims arise out of or relate to Consultant’s performing his obligations under this Agreement. Axalta’s obligations under this Section 12 shall not apply to the extent such loss is the direct or indirect result of (x) the gross negligence or willful misconduct of Consultant, (y) the failure of Consultant to perform under, or his breach of, this Agreement or other written instructions from Axalta, or (z) the failure of Consultant to comply with any applicable governmental requirement. Consultant will provide Axalta with all reasonable information and assistance to settle or defend the claim, and Axalta shall not, without the approval of Consultant, consent to the entry of any judgment or effect any settlement of any pending or threatened proceeding without the

Sensitivity: Business Internal

consent of Consultant. This Section 12 shall survive any termination or expiration of this Agreement for any reason.

11.
Limitation of Liability. EXCEPT FOR CLAIMS ARISING OUT OF (i) INDEMNIFICATION OBLIGATIONS HEREUNDER, (ii) VIOLATION OF CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT, OR (iii) THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD OF A PARTY, UNDER NO CIRCUMSTANCES SHALL A PARTY BE LIABLE TO THE OTHER PARTY (y) FOR ANY PUNITIVE, EXEMPLARY OR OTHER SPECIAL DAMAGES ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR (z) FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF USE, INCOME, PROFITS OR ANTICIPATED PROFITS, BUSINESS OR BUSINESS OPPORTUNITY, SAVINGS, DATA, OR BUSINESS REPUTATION) ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED IN CONTRACT, TORT, NEGLIGENCE OR ANY OTHER THEORY, AND REGARDLESS OF WHETHER SUCH PARTY HAS BEEN ADVISED OF, KNEW OF, OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES. THIS SECTION 13 SHALL SURVIVE ANY TERMINATION OR EXPIRATION OF THIS AGREEMENT FOR ANY REASON.

12.
Independent Contractor. Consultant is retained only for the purposes and to the extent set forth in this Agreement, and his relationship to Axalta shall be that of an independent contractor. As such, Consultant shall be solely responsible for all necessary withholding of appropriate federal income tax, state income tax, and social security taxes. Consultant will not be eligible for any employee benefits from Axalta and is not an agent or authorized representative of Axalta.

13.
Entire Agreement / Amendments. This Agreement contains all of the terms and conditions agreed upon by the parties hereto with reference to the subject matter hereof; provided that for the avoidance of doubt (i) the provisions of that certain Second Amended and Restated Executive Restrictive Covenant and Severance Agreement, dated as of February 20, 2018, by and between Axalta, Axalta Coating Systems, LLC and Consultant (the “Restrictive Covenant Agreement”) applicable to the period following termination of employment shall remain in full force and effect, (ii) that certain Indemnification and Advancement Agreement, dated as of May 2, 2018, by and between Axalta and Consultant shall remain in full force and effect, and (iii) all of Consultant’s Axalta equity award agreements, except as specifically set forth in Section 5 hereof, shall each remain in full force and effect. This Agreement may not be modified or amended except by a written instrument executed by both parties.

14.
Successor and Assigns. The rights of Axalta under this Agreement may, without the consent of Consultant, be assigned by Axalta, in its sole and unfettered discretion, to any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly, acquires all or substantially all of the assets or business of Axalta. Axalta will require any successor (whether direct or indirect, by purchase, merger or otherwise) to all or substantially all of the business or assets of Axalta expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that Axalta would be required to perform it if no such succession had taken place. The failure of any such successor to so assume this Agreement shall constitute a material breach of this Agreement by Axalta. As used in this Agreement, Axalta shall mean Axalta as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise. Consultant shall not be entitled to assign any of his rights or obligations under this Agreement. This Agreement shall inure to the benefit of and be enforceable by Consultant’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

15.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

16.
Waiver / Severability. No waiver of any breach or default hereunder shall be deemed a waiver of subsequent breach or default of the same, similar or related nature. No waiver shall be binding unless in writing and signed by the person making the waiver. In the event any clause or portion of this Agreement shall be held invalid by any court, it is understood and agreed that such invalid clause or portion thereof shall have no effect upon the validity of other portions of this Agreement.

Sensitivity: Business Internal

17.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania (without regard to its conflicts of law principles).

18.
Agreement to Arbitrate. The parties acknowledge and agree that Paragraph 9 of the Restrictive Covenant Agreement governing settlement of controversies, claims or disputes by binding arbitration shall remain in full force and effect and shall apply with respect to any controversies, claims or disputes arising under or with respect to this Agreement.

[signature page follows]

Sensitivity: Business Internal

IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the day and year first above written.

MICHAEL F. FINN                    AXALTA COATING SYSTEMS LTD.

____________________________                By:________________________________
Name: Robert W. Bryant
Title: Interim Chief Executive Officer

Address:

Sensitivity: Business Internal

EXHIBIT A
TO CONSULTING AGREEMENT
DESCRIPTION OF SERVICES / FEES

Description of Services: Consulting services related to supporting the legal and compliance functions of Axalta and the transition of Consultant’s responsibilities as an Axalta employee.

Fees: $120,000 total fees for 200 aggregate hours of Services during the Term. Following each month of the Term, Consultant shall provide Axalta with a description of the hours of Services during the preceding month. If Consultant’s aggregate hours of Services during the Term exceed 200 hours, within 30 days following the Expiration Date, Consultant shall invoice Axalta for such additional hours at a rate of $1,000 per hour, which invoice shall be payable within 45 days of receipt.

THIS CONSULTING AGREEMENT (this “Agreement”) is made and shall be effective as of the 15th day of November, 2018, by and between Axalta Coating Systems Ltd. (“Axalta”) and Michael F. Finn (“Consultant”).

WHEREAS, Consultant has provided his resignation as Axalta’s Senior Vice President, General Counsel and Corporate/Government Affairs and Corporate Secretary, effective as of December 2, 2018 (the “Resignation Date”); and

WHEREAS, Axalta desires that following his resignation Consultant furnish his professional experience and talents to Axalta as an independent contractor, and Consultant is willing to enter into this Agreement, on the terms and conditions set forth below. In consideration of the foregoing, and the mutual promises, covenants and agreements set forth herein, Axalta and Consultant, intending to be legally bound, hereby agree as follows:

1.
Consultant. Axalta agrees to retain Consultant as an independent contractor in connection with the conduct of its business, and Consultant accepts such position, on the terms and conditions provided herein.

2.	Term. The term of this Agreement (the “Term”) begins on the Resignation Date and, unless earlier terminated, ends on May 31, 2019 (the “Expiration Date”).

3.
Performance. Consultant covenants and agrees to provide professional consulting services to Axalta at such times and places as the parties, acting reasonably, mutually agree to, such services to include all of the services, and limitations thereon, described on Exhibit A hereto (“Services”). In connection with providing the Services, Consultant shall be allowed to retain his Axalta-provided computer and telecommunications equipment, access to Axalta’s corporate headquarters, access to Axalta e-mail and data, and access to Axalta professional administrative services, each as reasonably necessary for him to effectively fulfill his obligations under this Agreement.

4.	Fees.

(a)    As consideration of the Services to be provided by Consultant hereunder, and for assigning the rights described in Section 9 below to Axalta, so long as Consultant is providing the Services, Axalta shall pay Consultant the fees set forth on Exhibit A, the payment of which (in addition to any reimbursable expenses and additional benefits, each as provided below) shall constitute the full and complete compensation for Consultant’s performance of the Services, including compensation for all services, fees, labor, fringe benefits, insurance, profit, overhead and taxes (except sales and use taxes, if any).

(b)    Provided that Consultant has complied with Axalta’s expense reimbursement guidelines (as communicated by Axalta to Consultant from time to time), Axalta will reimburse Consultant at cost for reasonable expenses, including travel expenses, Consultant incurs in connection with the Services. Any reimbursements that constitute deferred compensation for purposes of Section 409A of the Internal Revenue Code shall be provided in a manner that complies with Treasury Regulation Section 1.409A-3(i)(1)(iv). Accordingly, (i) such reimbursements will be made not later than the last day of the calendar year after the calendar year in which the expenses were incurred, (ii) any right to such reimbursements will not be subject to liquidation or exchange for another benefit, and (iii) the amount of the expenses eligible for reimbursement during any taxable year will not affect the amount of expenses eligible for reimbursement, or the in-kind benefits provided, in any other taxable year.

5.	Equity Awards. As additional consideration of the Services to be provided by Consultant hereunder:

(a)    Consultant’s Axalta stock options, restricted stock, restricted stock units and/or performance share awards that are scheduled to vest during the Term shall vest in accordance with the terms of the applicable award agreements and equity plan so long as Consultant continues to provide services to Axalta during the Term. Consultant agrees that, notwithstanding anything set forth in any equity award agreements, all of Consultant’s Axalta stock options, restricted stock, restricted stock units and/or performance share awards that are scheduled to vest after the Expiration Date shall be forfeited immediately upon the Resignation Date.

(b)    All of Consultant’s Axalta stock options that are vested and unexercised as of the Expiration Date shall remain exercisable until the earlier of (1) the eighteen-month anniversary of the Expiration Date, and (2) the date the stock option would have expired had Consultant’s employment not terminated.

6.
Annual Bonus. Axalta shall pay to Consultant a pro-rated annual bonus equal to 337/365 (92.33%) of the 2018 annual bonus that Consultant would have earned had Consultant’s employment not terminated, based on Axalta’s actual performance for the full year and Consultant’s individual performance through the Resignation Date which individual performance shall be determined by Axalta’s Chief Executive Officer, and paid at the same time the 2018 annual bonuses are paid to Axalta’s executives.

7.
Duties. Consultant hereby covenants and agrees that his duties and responsibilities will include (i) the Services set forth on Exhibit A, (ii) at all times representing Axalta in a professional manner and in accordance with the terms of this Agreement, and (iii) at all times complying with any and all applicable laws and regulations, as well as any local Axalta facility security, access and other policies and procedures.

8.
Confidentiality. Each party shall maintain in confidence any confidential information disclosed by the other party, including any trade secrets, proprietary information, and the terms and conditions of this Agreement (collectively, “Confidential Information”), and each party shall treat the other’s Confidential Information as if it were its own confidential information. In addition, neither party shall provide the Confidential Information disclosed hereunder to any third party nor use such Confidential Information for any purpose other than to conduct business as contemplated hereunder. This Section 8 shall survive any expiration or termination of this Agreement.

9.
Proprietary Rights. In addition, all work, work in progress, finished or unfinished work, data, property, inventions, improvements, designs, trade secrets or any other tangible or intangible results prepared, produced, arising from, relating to, or developed in connection with the Services rendered by Consultant to Axalta, or involving the use of Axalta’s time, materials or facilities (collectively, “Works”) shall be deemed to be “works made for hire” within the meaning of U.S. Copyright Act of 1976, as amended, and shall be the sole and exclusive property of Axalta and shall be Axalta’s Confidential Information. Consultant agrees to execute any documents as may be requested by Axalta, in a form satisfactory to Axalta, evidencing, vesting and protecting Axalta’s sole title and right of ownership in the Works. The covenants contained in this Section 9 shall run in favor of Axalta, its successors, assigns, subsidiaries and affiliates, and shall survive the expiration or earlier termination of this Agreement.

10.
Notices. The parties agree that all notices under this Agreement will be in writing and will be either delivered personally to a party, transmitted by facsimile transmission or sent by registered mail or reputable courier to, with respect to Consultant, the address set forth below the signature lines below, and with respect to Axalta, to the its principal place of business, or such other addresses as may be furnished by either party to the other from time to time.

11.
Termination. This Agreement may be terminated by Axalta immediately for cause in the event of (i) any material breach of this Agreement by Consultant, which is not cured, if curable, by Consultant within thirty (30) days of written notice of such breach, or (ii) the gross negligence or willful misconduct by Consultant which causes material injury to the reputation of Axalta or material financial harm to Axalta or its affiliates. This Agreement may be terminated by Consultant at any time upon reasonable written notice to Axalta. In the event Axalta terminates this Agreement for cause or Consultant terminates this Agreement, Consultant shall only be entitled to receive any fees earned hereunder as of the effective date of such termination.

12.
Indemnification. Axalta shall indemnify, defend and hold harmless Consultant, from and against all claims and losses, to the extent such claims arise out of or relate to Consultant’s performing his obligations under this Agreement. Axalta’s obligations under this Section 12 shall not apply to the extent such loss is the direct or indirect result of (x) the gross negligence or willful misconduct of Consultant, (y) the failure of Consultant to perform under, or his breach of, this Agreement or other written instructions from Axalta, or (z) the failure of Consultant to comply with any applicable governmental requirement. Consultant will provide Axalta with all reasonable information and assistance to settle or defend the claim, and Axalta shall not, without the approval of Consultant, consent to the entry of any judgment or effect any settlement of any pending or threatened proceeding without the consent of Consultant. This Section 12 shall survive any termination or expiration of this Agreement for any reason.

13.
Limitation of Liability. EXCEPT FOR CLAIMS ARISING OUT OF (i) INDEMNIFICATION OBLIGATIONS HEREUNDER, (ii) VIOLATION OF CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT, OR (iii) THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD OF A PARTY, UNDER NO CIRCUMSTANCES SHALL A PARTY BE LIABLE TO THE OTHER PARTY (y) FOR ANY PUNITIVE, EXEMPLARY OR OTHER SPECIAL DAMAGES ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR (z) FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF USE, INCOME, PROFITS OR ANTICIPATED PROFITS, BUSINESS OR BUSINESS OPPORTUNITY, SAVINGS, DATA, OR BUSINESS REPUTATION) ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED IN CONTRACT, TORT, NEGLIGENCE OR ANY OTHER THEORY, AND REGARDLESS OF WHETHER SUCH PARTY HAS BEEN ADVISED OF, KNEW OF, OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES. THIS SECTION 13 SHALL SURVIVE ANY TERMINATION OR EXPIRATION OF THIS AGREEMENT FOR ANY REASON.

14.
Independent Contractor. Consultant is retained only for the purposes and to the extent set forth in this Agreement, and his relationship to Axalta shall be that of an independent contractor. As such, Consultant shall be solely responsible for all necessary withholding of appropriate federal income tax, state income tax, and social security taxes. Consultant will not be eligible for any employee benefits from Axalta and is not an agent or authorized representative of Axalta.

15.
Entire Agreement / Amendments. This Agreement contains all of the terms and conditions agreed upon by the parties hereto with reference to the subject matter hereof; provided that for the avoidance of doubt (i) the provisions of that certain Second Amended and Restated Executive Restrictive Covenant and Severance Agreement, dated as of February 20, 2018, by and between Axalta, Axalta Coating Systems, LLC and Consultant (the “Restrictive Covenant Agreement”) applicable to the period following termination of employment shall remain in full force and effect, (ii) that certain Indemnification and Advancement Agreement, dated as of May 2, 2018, by and between Axalta and Consultant shall remain in full force and effect, and (iii) all of Consultant’s Axalta equity award agreements, except as specifically set forth in Section 5 hereof, shall each remain in full force and effect. This Agreement may not be modified or amended except by a written instrument executed by both parties.

16.
Successor and Assigns. The rights of Axalta under this Agreement may, without the consent of Consultant, be assigned by Axalta, in its sole and unfettered discretion, to any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly, acquires all or substantially all of the assets or business of Axalta. Axalta will require any successor (whether direct or indirect, by purchase, merger or otherwise) to all or substantially all of the business or assets of Axalta expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that Axalta would be required to perform it if no such succession had taken place. The failure of any such successor to so assume this Agreement shall constitute a material breach of this Agreement by Axalta. As used in this Agreement, Axalta shall mean Axalta as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise. Consultant shall not be entitled to assign any of his rights or obligations under this Agreement. This Agreement shall inure to the benefit of and be enforceable by Consultant’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

17.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

18.
Waiver / Severability. No waiver of any breach or default hereunder shall be deemed a waiver of subsequent breach or default of the same, similar or related nature. No waiver shall be binding unless in writing and signed by the person making the waiver. In the event any clause or portion of this Agreement shall be held invalid by any court, it is understood and agreed that such invalid clause or portion thereof shall have no effect upon the validity of other portions of this Agreement.

19.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania (without regard to its conflicts of law principles).

20.
Agreement to Arbitrate. The parties acknowledge and agree that Paragraph 9 of the Restrictive Covenant Agreement governing settlement of controversies, claims or disputes by binding arbitration shall remain in full force and effect and shall apply with respect to any controversies, claims or disputes arising under or with respect to this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the day and year first above written.

MICHAEL F. FINN                    AXALTA COATING SYSTEMS LTD.

____________________________                By:________________________________
Name: Robert W. Bryant
Title: Interim Chief Executive Officer

Address:
EXHIBIT A
TO CONSULTING AGREEMENT

DESCRIPTION OF SERVICES / FEES

Description of Services: Consulting services related to supporting the legal and compliance functions of Axalta and the transition of Consultant’s responsibilities as an Axalta employee.

Fees: $120,000 total fees for 200 aggregate hours of Services during the Term. Following each month of the Term, Consultant shall provide Axalta with a description of the hours of Services during the preceding month. If Consultant’s aggregate hours of Services during the Term exceed 200 hours, within 30 days following the Expiration Date, Consultant shall invoice Axalta for such additional hours at a rate of $1,000 per hour, which invoice shall be payable within 45 days of receipt.

Sensitivity: Business Internal